Amortized Cost and Fair Value Available-For-Sale Fixed Maturity Securities (Detail) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Available-for-sale fixed-maturity securities:
Due in one year or less	$ 12,997	$ 26,179
Due after one year through five years	190,171	186,049
Due after five years through ten years	239,083	198,798
Due after ten years	131,440	116,075
Mortgage-backed securities	151,138	133,853
Total available-for-sale fixed-maturity securities	724,829	660,954	$ 613,722
Available-for-sale fixed-maturity securities:
Due in one year or less	13,125	26,635
Due after one year through five years	200,877	194,706
Due after five years through ten years	253,098	201,432
Due after ten years	147,404	116,186
Mortgage-backed securities	157,496	135,603
Total available-for-sale fixed-maturity securities	$ 772,000	$ 674,562	$ 655,141